Scudder
Large Company
Value Fund

Annual Report
September 30, 1998

Pure No-Load(TM) Funds

A fund which seeks to maximize long-term capital appreciation through a value-driven investment program.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                        Scudder Large Company Value Fund

--------------------------------------------------------------------------------
Date of Inception: 4/5/67     Total Net Assets as of      Ticker Symbol:  SCDUX
                              9/30/98: $2.0 billion
--------------------------------------------------------------------------------

o For the trailing twelve-month period ended September 30, 1998, Scudder Large Company Value Fund returned -4.54% in an environment that was particularly challenging for value-oriented investing.


o Value stocks underperformed growth stocks as the crises in the emerging markets deepened over the period and investors fled to the relative safety of Treasury securities and stocks of large, familiar growth companies.


o With valuations near historical lows at the end of the period, value stocks appeared increasingly attractive.


                                Table of Contents

   3  Letter from the Fund's President   19  Financial Highlights
   4  Performance Update                 20  Notes to Financial Statements
   5  Portfolio Summary                  23  Report of Independent Accountants
   6  Portfolio Management Discussion    24  Tax Information
  10  Glossary of Investment Terms       24  Officers and Trustees
  11  Investment Portfolio               25  Investment Products and Services
  16  Financial Statements               26  Scudder Solutions


                      2 - Scudder Large Company Value Fund

Dear Shareholders,

     Over the 12-month period, the economic crises in the emerging markets spread across the globe, causing investors to seek cover in perceived safe havens such as U.S. Treasury bonds and stocks of large, familiar growth companies. In the process, large-cap value stocks underperformed, as individual stock selection based on fundamentals was set aside. In a broad-based market downdraft such as this, even shares of companies with attractive fundamentals can get hit hard.

     As difficult as these sell-offs are to deal with, they can provide extraordinary opportunities for those willing to endure short-term volatility. Over the long-term, we believe that stocks with attractive fundamentals will ultimately be recognized and rewarded in the marketplace. In this challenging climate, we believe that investors should remain focused on their long-term investment goals.

     For this report, we asked fund managers Kathleen Millard and Lois Roman to discuss the market environment and the Fund's performance for the 12-month period. By sticking with their disciplined approach to selecting attractively valued large-cap stocks, the Fund has produced impressive performance relative to its peers over the last three years. Their discussion begins on page 6.

     For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund--which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund--which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your investment in Scudder Large Company Value Fund. If you have any questions about your Fund, please call Scudder Investor Information at the number above, or visit our Internet Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Large Company Value Fund


                      3 - Scudder Large Company Value Fund

PERFORMANCE UPDATE as of September 30, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------
                            Total Return
                           --------------
Period           Growth
Ended              of                Average
9/30/98         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Large Company Value Fund
---------------------------------------------
1 Year          $  9,546     -4.54%    -4.54%
5 year          $ 18,399     83.99%    12.97%
10 Year         $ 37,762    277.62%    14.21%
---------------------------------------------
Russell 1000 Value Index
---------------------------------------------
1 Year          $ 10,361      3.61%     3.61%
5 Year          $ 22,051    120.51%    17.12%
10 Year         $ 43,584    335.84%    15.85%
---------------------------------------------
S&P 500 Index
---------------------------------------------
1 Year          $ 10,904      9.04%     9.04%
5 Year          $ 24,792    147.92%    19.90%
10 Year         $ 49,258    392.58%    17.28%
---------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LARGE COMPANY VALUE FUND
Year            Amount
----------------------
88             $10,000
89             $14,404
90             $10,392
91             $15,084
92             $15,930
93             $20,524
94             $19,555
95             $23,849
96             $27,652
97             $39,557
98             $37,762

S&P 500 INDEX
Year            Amount
----------------------
88             $10,000
89             $13,297
90             $12,070
91             $18,530
92             $17,583
93             $19,869
94             $20,601
95             $26,728
96             $32,160
97             $45,173
98             $49,258

RUSSELL 1000 VALUE INDEX
Year            Amount
----------------------
88             $10,000
89             $12,842
90             $10,881
91             $14,027
92             $15,767
93             $19,765
94             $19,628
95             $25,061
96             $29,558
97             $42,064
98             $43,584

Yearly periods ended September 30

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The Russell 1000 Value Index consists of securities with less than average growth orientation.

With this report, the Fund has adopted the Russell 1000 Value Index for its primary securities market index over the S&P Index, as the Russell 1000 Value Index better represents the securities and markets in which the Fund typically invests.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended September 30

                       1989     1990      1991      1992      1993      1994      1995      1996      1997      1998
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 22.30  $ 14.77   $ 19.30   $ 19.12   $ 23.06   $ 19.54   $ 22.92   $ 22.64   $ 28.98   $ 25.65
INCOME DIVIDENDS..   $   .07  $   .16   $   .37   $   .22   $   .10   $    --   $    --   $   .08   $   .16   $   .24
CAPITAL GAINS
  DISTRIBUTIONS...   $   .55  $  1.45   $  1.35   $   .98   $  1.25   $  2.62   $   .73   $  3.50   $  2.48   $  1.86
FUND TOTAL
  RETURN (%)......     44.05   -28.20     45.85      5.61     28.83     -4.72     21.96     15.94     43.06     -4.54
INDEX TOTAL
  RETURN (%)......     28.42   -15.27     28.91     12.40     25.36      -.69     27.68     17.94     42.31      3.61

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                      4 - Scudder Large Company Value Fund

                   Portfolio Summary as of September 30, 1998

Diversification
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Equity                         97%
      Cash Equivalents                3%
   ----------------------------------------
                                    100%
   ----------------------------------------


  Management pursues a fully-invested approach to investing in attractively valued large-cap value stocks.



Sectors
(Excludes 3% Cash Equivalents)
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Financial                      24%
      Energy                         14%
      Consumer Staples               10%
      Technology                     10%
      Communications                  8%
      Utilities                       7%
      Manufacturing                   7%
      Health                          5%
      Durables                        4%
      Other                          11%
   ----------------------------------------
                                    100%
   ----------------------------------------


  The Fund's bottom-up, individual stock selection approach is the primary driver of its sector weights.



Ten Largest Equity Holdings
(26% of Portfolio)
----------------------------------------

    1. International Business Machines
       Corp.
       Principal manufacturer and
       servicer of business and
       computing machines
    2. Bell Atlantic Corp.
       Telecommunication services
    3. Exxon Corp.
       Integrated oil company
    4. AT&T Corp. Telecommunication services
    5. Chase Manhattan Corp.
       Commercial banking
    6. Dow Chemical Co.
       Chemical producer
    7. BellSouth Corp.
       Telephone operating company serving south central U.S.
    8. Duke Energy Corp.
       Electric utility
    9. BankAmerica Corp.
       Commercial banking
   10. Allstate Corp.
       Life insurance


  Remaining true to its value orientation, the portfolio's price/earnings multiple was significantly lower than that of the S&P 500.



For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder Large Company Value Fund

                         Portfolio Management Discussion

We asked Kathleen T. Millard and Lois Friedman Roman, portfolio managers of Scudder Large Company Value Fund, to discuss the market environment and their current investment strategy for the Fund.

Q: How did the Fund perform for the 12-month period ended September 30, 1998?

A: Despite an above average three-year track record using value disciplines, the Fund underperformed, declining 4.54% for the 12-month period. The primary reason for the relative underperformance is the wide margin of outperformance of richly valued mega-capitalization growth stocks over almost all other types of stocks during the period. The outperformance of "growth" over "value" stocks was evident in the 11.11% return of the unmanaged Russell 1000 Growth Index versus the 3.61% return of the Russell 1000 Value Index. During this period, stocks with the highest P/Es outperformed those with the lowest P/Es.*

Q: Given the Fund's value focus, what do you think about overall stock valuations today?

A: The recent price declines have dramatically improved the attractiveness of many companies in our investment universe, returning them to valuations not seen since the recessionary period of 1990-91. Values are especially compelling when one looks beyond the big growth stocks that have dominated the popular averages. The portfolio reflects the current attractive valuation environment, with an overall P/E 20% lower than the S&P 500 based on 1999 estimated earnings.

Q: Individual company fundamentals are an important driver of your stock selection approach. What variables do you focus on?

A: Our analysts determine the financial statement developments and the management strategies that influence changes in normalized earnings for a company. (Normalized earnings are the smoothed out level of earnings over an economic cycle, which removes the peaks and troughs for cyclical companies whose businesses rise and fall with the economy.) A successful value stock investment typically requires normalized earnings above current company earnings, which could be driven by sales or operating margin changes, or magnified by adjustments in the balance sheet.

Q: Cyclical stocks, which are sensitive to changes in economic growth, took a beating toward the end of the period. At what point are these stocks attractive?

A: Although finding the exact trough point for cyclicals is difficult, this group of stocks is one of the most interesting long-term opportunities today. During the period, we began to increase our exposure to cyclicals. We added Raytheon, the defense contractor, which declined because of fears that the company's engineering and construction business, which has exposure to Asia, would continue to slump. The stock price reached a low 12x earnings based on a 1999 estimate of $3.50 per share. The company also produces significant free cash flow. Another example is Motorola, the telecommunications and semiconductor company. The semiconductor business is depressed globally, but, we believe, is likely to revive in the coming years, and the stock was very undervalued, selling near an all-time low price-to-sales ratio at the end of the period. We

----------
* With this report, the Fund has adopted the Russell 1000 Value Index for its primary securities market index over the S&P 500 Index, as the Russell 1000 Value Index better represents the securities and markets in which the Fund typically invests.


                      6 - Scudder Large Company Value Fund
also added railroad company Union Pacific. The stock fell to very attractive valuation levels due to the company's logistical problems, which are now improving, and the earnings power of this company is likely to improve dramatically over the coming years.

Q: With market volatility on the rise, and the markets declining, how did you manage risk?

A: It was a challenging period to manage systematic (market) risk. Volatility soared during the period and correlations among stocks rose because of the broad-based macroeconomic shock of the crises in the emerging markets. The declines touched every sector, limiting the value of traditional portfolio diversification efforts. Money center bank stocks were especially volatile as they were among the best performing stocks in the first half of 1998, only to plunge in August. Since the end of the fiscal period on September 30, many financials have rebounded dramatically. On a longer term basis, the downside volatility of this Fund has been much lower than the overall market and its peer funds.

THE PRINTED DOCUMENT CONTAINS A FLOW DIAGRAM HERE:

TITLE:

                          Portfolio Management Process

FLOW DIAGRAM

                          Universe: Russell 1000 Index
                        (arrows point to both quadrants)


           Valuation Disciplines         Fundamental Research

                Buy: Deciles 1-4          Buy:  Internal analyst expects the stock to
            Neutral: Deciles 5-8                outperform
              Sell: Deciles 9-10          Sell: Internal analyst expects the stock to
                                                underperform

           (arrows point from both quadrants to following subheads)

                            Portfolio Risk Decisions

                            Portfolio of 60-90 stocks

DIAGRAM CAPTION

The process begins by screening the Russell 1000 Index for companies with attractive valuations that meet our investment criteria. The universe is divided into ten groups (deciles) ranked from most attractive (1-4) to least (9-10). From a fundamental research standpoint, we also review the ratings of our internal research analysts. Then we review the risk profile of the portfolio and the potential effect of additions or deletions. The final result is a portfolio of 60-90 stocks with what we view as attractive valuation characteristics.


                      7 - Scudder Large Company Value Fund

Q: Do you have an example of how your stock selection criteria work?

A: IBM is a good example of our long-term portfolio management disciplines. We bought the stock in mid-1995 at $44 a share when our quantitative valuation model identified it as attractive. The normalized earnings per share at the time was about $3.00 and our fundamental research analyst rated the stock a "buy" as a restructuring story. Since then, the normalized earnings have risen to about $5.50 per share, driven by improving revenue growth from the services business and by share repurchases. The stock has outperformed during this holding period as the market accorded the rising earnings a higher P/E multiple. Today the stock is fairly valued based on our quantitative model (in our "hold" zone), and our analysts have a neutral opinion. The risk profile of IBM has also changed dynamically, as the company has been transformed from a turnaround to a growth story.

Q: How about on the sell side?

A: Costco is an example of how our disciplines also led us to sell a stock. We initially purchased Costco, a discount warehouse retailer, in 1996 at $23 per share. The stock was in the "buy" zone of our valuation model. Additionally, the earnings forecast for 1996 was $1.20 per share while normalized earnings were $1.75. Our analysts also rated Costco a "buy." The company was finally beginning to integrate the merger with Price Club, revenues were expected to rise with store expansions, and hence, margins were also poised to improve. During our holding period, same store sales for the company accelerated as the management successfully introduced additional merchandise through the stores. Finally, a


                      8 - Scudder Large Company Value Fund
membership fee increase was initiated in 1998, further enhancing earnings. During 1998, we began to believe that the strong performance of the company was becoming fully reflected in the share price, which reached a high of $65, or a P/E ratio of nearly 33. The stock was approaching our model's "sell" zone, and the current level of earnings is well above the company's normalized rate of profits. Our fundamental research also suggested that the pace of growth might begin to slow. Finally, the risk profile of the stock had increased significantly, given the premium valuation. By the end of the period we had completely exited our position in Costco, which was a strong contributor to Fund performance during the two-year holding period.

Q: With valuations lower, has your outlook for value investing improved versus a year ago?

A: We believe value stocks are a compelling opportunity. First, valuations are very attractive in many segments of the market that have fallen in price during the 12-month period. Second, the difficult economic environment, which has a pervasive influence on corporate profits for the companies in which we invest, is now well known, and has been priced into most stocks, even touching the large consumer growth stocks previously believed to be immune to profit concerns. Stock prices are forward-looking; just as they began falling over a year ago, they may reflect anticipated improvements in global conditions before concrete evidence is at hand.

Finally, we believe the bond market backdrop is also supportive of investing in lower P/E, value-oriented stocks. With long-term dollar-denominated Treasuries perceived as one of the few safe havens amidst the global turmoil during the period, we believe the bulk of the bond market rally is now behind us. Long bond yields are near historically low levels, returning real (after inflation) interest rates to more normal levels. We also think the recent extremely high valuations of growth stocks are unlikely to rise further, and the market's overall P/E may have peaked for this market cycle. These factors suggest the possibility of renewed investor interest in value stocks.


                              Scudder Large Company
                                   Value Fund:
                          A Team Approach to Investing

  Scudder Large Company Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois Friedman Roman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has ten years of experience as an equity analyst.

                      9 - Scudder Large Company Value Fund

                      Glossary of Investment Terms


FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed above average
                           earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings and exhibit greater price volatility.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index (i.e. the Russell 1000 Value Index), or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. Typically based on a
                           company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Sources: Scudder Kemper Investments Inc.; Barron's Dictionary of
Finance and Investment Terms)


                     10 - Scudder Large Company Value Fund

                  Investment Portfolio as of September 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Co. dated 9/30/1998 at
  5.45%, to be repurchased at $54,120,192 on 10/1/1998, collateralized by a                                      -------------
  $55,645,000 U.S. Treasury Note, 3.625%, 1/15/2007 (Cost $54,112,000) ..................     54,112,000            54,112,000
                                                                                                                 -------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.3%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 2.6%
Department & Chain Stores
Dayton Hudson Corp. .....................................................................        684,600            24,474,450
Federated Department Stores, Inc.* ......................................................        758,800            27,601,350
                                                                                                                 -------------
                                                                                                                    52,075,800
                                                                                                                 -------------
Consumer Staples 9.7%
Alcohol & Tobacco 2.6%
Philip Morris Companies, Inc. ...........................................................        907,300            41,792,506
Universal Corp.-- VA ....................................................................        303,200            10,839,400
                                                                                                                 -------------
                                                                                                                    52,631,906
                                                                                                                 -------------
Consumer Electronic & Photographic Products 1.6%
Whirlpool Corp. .........................................................................        654,000            30,738,000
                                                                                                                 -------------
Consumer Specialties 0.6%
American Greeting Corp., "A" ............................................................        299,600            11,852,925
                                                                                                                 -------------
Food & Beverage 3.6%
ConAgra Inc. ............................................................................        960,500            25,873,469
H.J. Heinz Co. ..........................................................................        327,900            16,763,888
Unilever NV (New York shares) ...........................................................        490,200            30,024,750
                                                                                                                 -------------
                                                                                                                    72,662,107
                                                                                                                 -------------
Textiles 1.3%
VF Corporation ..........................................................................        705,000            26,173,125
                                                                                                                 -------------
Health 4.4%
Health Industry Services 0.9%
Humana Inc.* ............................................................................      1,141,600            18,693,700
                                                                                                                 -------------
Hospital Management 1.1%
Tenet Healthcare Corp. ..................................................................        769,400            22,120,250
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 2.4%
American Home Products Corp. ............................................................        699,900            36,657,263
Bristol-Myers Squibb Co. ................................................................        103,000            10,699,125
                                                                                                                 -------------
                                                                                                                    47,356,388
                                                                                                                 -------------
Communications 8.0%
Telephone/Communications
AT & T Corp. ............................................................................        941,700            55,030,586
Bell Atlantic Corp. .....................................................................      1,246,000            60,353,125
BellSouth Corp. .........................................................................        609,500            45,864,875
                                                                                                                 -------------
                                                                                                                   161,248,586
                                                                                                                 -------------
Financial 23.3%
Banks 11.9%
Banc One Corp. ..........................................................................        317,590            13,537,274
BankAmerica Corp. .......................................................................        729,700            43,873,213
BankBoston Corp. ........................................................................        931,200            30,729,600
Chase Manhattan Corp. ...................................................................      1,090,000            47,142,500
First Chicago NBD Corp. .................................................................        220,200            15,083,700
First Union Corp. .......................................................................        492,800            25,225,200
J.P. Morgan & Co., Inc. .................................................................        204,500            17,305,813
KeyCorp .................................................................................        913,800            26,385,975
NationsBank Corp. .......................................................................        385,900            20,645,650
                                                                                                                 -------------
                                                                                                                   239,928,925
                                                                                                                 -------------
Insurance 6.9%
Allstate Corp. ..........................................................................      1,037,200            43,238,275
Chubb Corp. .............................................................................        235,000            14,805,000
Cigna Corp. .............................................................................        615,700            40,713,163
EXEL Limited (ADR) ......................................................................        346,100            21,804,300
General Re Corp. ........................................................................         88,300            17,924,900
                                                                                                                 -------------
                                                                                                                   138,485,638
                                                                                                                 -------------
Consumer Finance 1.8%
American Express Company ................................................................        464,100            36,025,763
                                                                                                                 -------------
Other Financial Companies 2.7%
Federal National Mortgage Association ...................................................        396,700            25,487,975
Travelers Group, Inc. ...................................................................        742,899            27,858,713
                                                                                                                 -------------
                                                                                                                    53,346,688
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Media 3.7%
Advertising 0.8%
WPP Group PLC (ADR) .....................................................................        335,900            15,325,438
                                                                                                                 -------------
Broadcasting & Entertainment 1.7%
Viacom Inc. "B"* ........................................................................        588,200            34,115,600
                                                                                                                 -------------
Print Media 1.2%
Knight-Ridder, Inc. .....................................................................        548,000            24,386,000
                                                                                                                 -------------
Service Industries 1.4%
Environmental Services 0.8%
Browning Ferris Industries Inc. .........................................................        543,600            16,443,900
                                                                                                                 -------------
Investment 0.6%
Merrill Lynch & Co., Inc. ...............................................................        258,600            12,251,175
                                                                                                                 -------------
Durables 4.3%
Aerospace 1.5%
United Technologies Corp. ...............................................................        393,300            30,062,869
                                                                                                                 -------------
Automobiles 1.3%
Ford Motor Co. ..........................................................................        565,000            26,519,688
                                                                                                                 -------------
Tires 1.5%
Goodyear Tire & Rubber Co. ..............................................................        581,500            29,874,563
                                                                                                                 -------------
Manufacturing 6.5%
Chemicals 3.3%
Dow Chemical Co. ........................................................................        551,600            47,127,390
E.I. du Pont de Nemours & Co. ...........................................................        328,600            18,442,675
                                                                                                                 -------------
                                                                                                                    65,570,065
                                                                                                                 -------------
Containers & Paper 0.8%
Sonoco Products Co. .....................................................................        705,510            16,932,240
                                                                                                                 -------------
Diversified Manufacturing 1.5%
Textron, Inc. ...........................................................................        514,900            31,215,813
                                                                                                                 -------------
Hand Tools 0.9%
Black & Decker Corp. ....................................................................        417,500            17,378,438
                                                                                                                 -------------
Technology 9.9%
Diverse Electronic Products 0.9%
Motorola Inc. ...........................................................................        408,700            17,446,381
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
EDP Peripherals 2.1%
Seagate Technology, Inc. ................................................................      1,656,000            41,503,500
                                                                                                                 -------------
Electronic Data Processing 5.1%
Hewlett-Packard Co. .....................................................................        491,600            26,024,075
International Business Machines Corp. ...................................................        589,800            75,494,400
                                                                                                                 -------------
                                                                                                                   101,518,475
                                                                                                                 -------------
Military Electronics 1.8%
General Dynamics Corp. ..................................................................        251,200            12,607,100
Raytheon Co. "A" ........................................................................        447,600            23,191,275
                                                                                                                 -------------
                                                                                                                    35,798,375
                                                                                                                 -------------
Energy 13.8%
Oil & Gas Production 2.7%
Coastal Corp. ...........................................................................        981,600            33,129,000
Royal Dutch Petroleum Co. ...............................................................        140,000             6,951,304
Royal Dutch Petroleum Co. (New York shares) .............................................        284,800            13,563,600
                                                                                                                 -------------
                                                                                                                    53,643,904
                                                                                                                 -------------
Oil Companies 10.0%
Atlantic Richfield Co. ..................................................................        311,700            22,111,219
British Petroleum PLC (ADR) .............................................................        187,800            16,385,550
Chevron Corp. ...........................................................................        294,300            24,739,594
Exxon Corp. .............................................................................        799,400            56,107,888
Mobil Corp. .............................................................................        542,800            41,218,875
Texaco Inc. .............................................................................        639,800            40,107,463
                                                                                                                 -------------
                                                                                                                   200,670,589
                                                                                                                 -------------
Oil/Gas Transmission 1.1%
Sempra Energy ...........................................................................        882,129            22,990,487
                                                                                                                 -------------
Construction 1.7%
Forest Products
Weyerhaeuser Co. ........................................................................        802,700            33,863,906
                                                                                                                 -------------
Transportation 1.4%
Railroads
Canadian National Railway ...............................................................        380,700            17,157,642
Union Pacific Corp. .....................................................................        233,000             9,931,625
                                                                                                                 -------------
                                                                                                                    27,089,267
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utilities 6.6%
Electric Utilities
American Electric Power Co. .............................................................        374,800            18,294,925
Duke Energy Corp. .......................................................................        684,500            45,305,344
FPL Group, Inc. .........................................................................        470,100            32,760,094
P G & E Corp. ...........................................................................        654,000            20,887,125
Wisconsin Energy Corp. ..................................................................        470,300            14,843,844
                                                                                                                 -------------
                                                                                                                   132,091,332
                                                                                                                 -------------
Other 0.0%
Miscellaneous securities ................................................................          1,252                26,096
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,518,477,369)                                                                        1,950,057,902
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,572,589,369) (a)                                                   2,004,169,902
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $1,575,850,147. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $428,319,755. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $479,461,230 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $51,141,475.

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Large Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                            as of September 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,572,589,369) ............     $ 2,004,169,902
                 Cash ...............................................................                 331
                 Receivable for investments sold ....................................           2,468,276
                 Dividends and interest receivable ..................................           3,429,614
                 Receivable on Fund shares sold .....................................           1,286,819
                 Receivable on foreign taxes recoverable ............................              36,090
                 Other assets .......................................................              22,712
                                                                                        -------------------
                 Total assets .......................................................       2,011,413,744
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................          11,496,318
                 Payable for Fund shares redeemed ...................................           1,048,234
                 Accrued management fee .............................................           1,066,788
                 Other payables and accrued expenses ................................             636,530
                                                                                        -------------------
                 Total liabilities ..................................................          14,247,870
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 1,997,165,874
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ................................          23,122,144
                 Unrealized appreciation on investments .............................         431,580,533
                 Accumulated net realized gain ......................................         131,121,385
                 Paid-in capital ....................................................       1,411,341,812
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                              $ 1,997,165,874
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($1,997,165,874 / 77,857,803 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                 -------------------
                   authorized) ......................................................              $25.65
                                                                                        -------------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Large Company Value Fund

                            Statement of Operations

                         year ended September 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $353,509) ..............       $  46,619,949
                 Interest ...........................................................           1,968,420
                                                                                           ----------------
                                                                                               48,588,369
                 Expenses:
                 Management fee .....................................................          14,296,878
                 Services to shareholders ...........................................           4,958,834
                 Trustees' fees and expenses ........................................              53,462
                 Custodian and accounting fees ......................................             287,686
                 Reports to shareholders ............................................             338,620
                 Auditing ...........................................................              45,801
                 Legal ..............................................................              30,998
                 Registration fees ..................................................             100,019
                 Other ..............................................................              54,313
                                                                                           ----------------
                                                                                               20,166,611
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         28,421,758
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ........................................................         162,386,553
                 Foreign currency related transactions ..............................               1,775
                                                                                           ----------------
                                                                                              162,388,328
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ........................................................        (280,820,721)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                  (118,432,393)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ (90,010,635)
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Large Company Value Fund

                       Statements of Changes in Net Assets

                                                                                          Years Ended September 30,
Increase (Decrease) in Net Assets                                                      1998                    1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................   $    28,421,758         $    28,697,289
                 Net realized gain from investment transactions ..............       162,388,328             134,428,197
                 Net unrealized appreciation (depreciation) on investment
                   transactions during the period ............................      (280,820,721)            519,790,788
                                                                                ------------------      ------------------
                 Net increase (decrease) in net assets resulting from
                   operations ................................................       (90,010,635)            682,916,274
                                                                                ------------------      ------------------
                 Distributions to shareholders from:
                 Net investment income .......................................       (18,248,388)            (11,553,936)
                                                                                ------------------      ------------------
                 Net realized gain (loss) on investment transactions .........      (141,425,011)           (179,180,946)
                                                                                ------------------      ------------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................       349,010,684             255,862,093
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................       152,377,751             182,941,443
                 Cost of shares redeemed .....................................      (467,271,665)           (369,711,587)
                                                                                ------------------      ------------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................        34,116,770              69,091,949
                                                                                ------------------      ------------------
                 Increase in net assets ......................................      (215,567,264)            561,273,341
                 Net assets at beginning of period ...........................     2,212,733,138           1,651,459,797
                 Net assets at end of period (including undistributed
                   net investment income of $23,122,144 and $22,560,347,        ------------------      ------------------
                   respectively) .............................................   $ 1,997,165,874         $ 2,212,733,138
                                                                                ------------------      ------------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................        76,343,193              72,934,700
                                                                                ------------------      ------------------
                 Shares sold .................................................        12,220,382              10,356,988
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................         5,700,627               8,148,839
                 Shares redeemed .............................................       (16,406,399)            (15,097,334)
                                                                                ------------------      ------------------
                 Net increase in Fund shares .................................         1,514,610               3,408,493
                                                                                ------------------      ------------------
                 Shares outstanding at end of period .........................        77,857,803              76,343,193
                                                                                ------------------      ------------------

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder Large Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                         Years Ended September 30,
                                                                            1998(a)    1997(a)*    1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                        ------------------------------------------------------------
Net asset value, beginning of period ................................     $ 28.98     $ 22.64    $ 22.92     $ 19.54     $ 23.06
                                                                        ------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ........................................         .36         .38        .36         .13        (.02)
Net realized and unrealized gain (loss) on investment
  transactions ......................................................       (1.59)       8.60       2.94        3.98        (.88)
                                                                        ------------------------------------------------------------
Total from investment operations ....................................       (1.23)       8.98       3.30        4.11        (.90)
                                                                        ------------------------------------------------------------
Less distributions from:
Net investment income ...............................................        (.24)       (.16)      (.08)         --          --
Net realized gains on investment transactions .......................       (1.86)      (2.48)     (3.50)       (.73)      (2.62)
                                                                        ------------------------------------------------------------
Total distributions .................................................       (2.10)      (2.64)     (3.58)       (.73)      (2.62)
                                                                        ------------------------------------------------------------
                                                                        ------------------------------------------------------------
Net asset value, end of period ......................................     $ 25.65     $ 28.98    $ 22.64     $ 22.92     $ 19.54
                                                                        ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ....................................................       (4.54)      43.06      15.94       21.96       (4.72)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................       1,997       2,213      1,651       1,492       1,338
Ratio of operating expenses to average daily net assets (%) .........         .88         .93        .92         .98         .97
Ratio of net investment income (loss) to average daily net
  assets (%) ........................................................        1.25        1.51       1.62         .62        (.12)
Portfolio turnover rate (%) .........................................        39.5        43.0      150.7       153.6        75.8

(a) Based on monthly average shares outstanding during the period.

* On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund.


                      19 - Scudder Large Company Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund) (the "Fund") is a diversified series of the Value Equity Trust (the "Trust") (formerly Scudder Equity Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Trust, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to the

                      20 - Scudder Large Company Value Fund
deferral of certain losses for tax purposes. As a result, net investment income
(loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the year ended September 30, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $876,216,850 and $985,398,506, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Trust's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended September 30, 1998, the fees pursuant to these agreements amounted to $14,296,878 which was equivalent to an annual effective rate of .63% of the Fund's average daily net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have

                      21 - Scudder Large Company Value Fund
been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,518,178 charged to the Fund by SSC for the year ended September 30, 1998, of which $206,824 is unpaid at September 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended September 30, 1998, the amount charged to the Fund by STC aggregated $1,835,663, of which $160,513 is unpaid at September 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $174,325, of which $13,343 is unpaid at September 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At September 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $18,102, of which $4,275 is unpaid at September 30, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 1998, Trustees' fees and expenses aggregated $53,462.

                      22 - Scudder Large Company Value Fund

                        Report of Independent Accountants

To the Trustees of Value Equity Trust and the Shareholders of Scudder Large Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 6, 1998

                      23 - Scudder Large Company Value Fund

                                 Tax Information

The Fund paid distributions of $1.23 per share from net long-term capital gains during its year ended September 30, 1998, of which 47% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $170,000,000 as capital gain dividends for its year ended September 30, 1998.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended September 30, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.




                              Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan Spero
Trustee; President, Doris Duke
Charitable Foundation

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                     24 - Scudder Large Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder Large Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder Large Company Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder Large Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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